Exhibit 99.3

For Investor Use Only Confidential Maximizing Immune Integrity Case Studies – Supplemental Materials* July 2023 *This presentation is intended to supplement the investor presentation filed as Exhibit 99.1 to form 8-K with the SEC on July 17, 2023

Confidential Disclaimers This supplemental presentation (the “Presentation”) has been prepared by NKGen Biotech, Inc. (“NKGen,” “NKGen Biotech” or the “Company”) for informational purposes only and to assist interested parties in making their own evaluation with respect to the business combination (the “Business Combination”) between the Company and Graf Acquisition Corp. IV (“Graf”) and related transactions and not for any other purpose. This presentation is intended to supplement the investor presentation that has been filed as Exhibit 99.1 to Form 8-K with the SEC on May 31, 2023. Nothing contained in this Presentation is or should be construed as a recommendation promise or representation by the presenter, Graf or the Company or any officer director employee agent or advisor of the Company or Graf. This Presentation shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such U.S. state or jurisdiction. The Company and Graf disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold the Company, Graf or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Limitations Information provided in this Presentation speaks only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result. While neither the Company nor Graf is not aware of any misstatements regarding any information in this Presentation, neither the Company, nor Graf, nor any of their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. This Presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company or the Business Combination. Viewers of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Important Information About the Business Combination and Where to Find It The proposed Business Combination will be submitted to stockholders of Graf for their consideration. Graf has filed a registration statement on Form S-4, dated May 15, 2023, and amended on June 26, 2023 (as amended from time to time, the “Registration Statement”), relating to the proposed Business Combination, with the Securities and Exchange Commission (the “SEC”), which includes both a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a proxy statement to be distributed to Graf's stockholders in connection with Graf's solicitation of proxies for the vote by its stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement. Graf urges its investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus and, when available, any amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed by Graf, because these documents will contain important information about Graf, the Company and the proposed Business Combination. After the Registration Statement is declared effective, Graf will mail the definitive proxy statement/prospectus to its stockholders as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain a copy of the Registration Statement, including the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380. Participants in the Solicitation Graf and the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the Registration Statement (and will be included in the definitive proxy statement/prospectus). Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Confidential Forward-Looking Statements This Presentation includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of Graf and the Company. These statements are based on the beliefs and assumptions of the management of Graf and the Company. Although Graf and the Company believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Graf nor the Company can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “may,” “will,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, Graf’s or the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to obtain stockholder approval of the extension of time Graf has to consummate the proposed Business Combination at any future meeting of Graf stockholders at which such proposal is presented; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Merger Agreement by Graf’s stockholders, the satisfaction of the minimum cash condition and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the effect of the announcement or pendency of the proposed Business Combination on the Company’s business relationships, operating results, and business generally; the risk that the proposed Business Combination disrupts the current plans and operations of the Company; the risk that regulatory approvals for the Company’s product development are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Business Combination entity (“New NKGen”) or the expected benefits of the proposed Business Combination; the Company’s ability to manage future growth; the Company’s ability to manage clinical trials or studies, including any compassionate use programs and product pipeline; the risk associated with the use and reliance on the initial or preliminary results and data from the compassionate use programs and the ongoing Phase I clinical trial; the dependence on the success of the Company’s SNK natural killer cell technology platform; New NKGen’s ability to meet the listing standards of the New York Stock Exchange, NYSE American or Nasdaq Stock Market; the amount of redemption requests made by Graf’s public stockholders; the complexity of numerous regulatory and legal requirements that the Company needs to comply with to operate its business; the failure to obtain, adequately protect, maintain or enforce the Company’s intellectual property rights; the ability of Graf or New NKGen to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the concentrated ownership of New NKGen common stock among the Company’s existing executive officers, directors and principal stockholders; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or the Company assess the impact of all such risk factors on the businesses of Graf and the Company prior to the proposed Business Combination, and the combined company following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or the Company or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and the Company prior to the proposed Business Combination, and the combined company following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Disclaimers continued

Confidential The first set of videos that you are about to view are of two patients with Alzheimer’s disease (“AD”) who received our product candidate, SNK01, through the compassionate use access program. Individual patient results from compassionate use access, including but not limited to, the patients’ experiences, testimonials from the patients’ respective physicians, family members and/or friends, testing results and related images, have not been verified or validated and may not be used to support submission of a regulatory application, may not support approval of a product candidate, and should not be considered to be indicative or predictive of results from any on-going or future well-controlled clinical trial. Before we can seek regulatory approval for SNK01, or any of our product candidates, we must demonstrate in well-controlled, randomized clinical trials statistically significant evidence that the product candidate is both safe and effective for the indication for which we are seeking approval. Accordingly, the results of our compassionate use program cannot be used to establish safety or efficacy for regulatory approval. Although the results from these compassionate use case studies provide no assurance or guarantee that SNK01 will be deemed to be safe or effective for the treatment of AD or Parkinson’s disease (“PD”), and extensive clinical testing and regulatory approval will be required for SNK01, such results led NKGen to initiate formal clinical development of SNK01 as a potential treatment for neurodegenerative diseases, including AD and PD. The final video that you are about to view relates to a single patient in our ongoing Phase 1 trial in Mexico. The open-label Phase 1 trial was designed to evaluate the safety, tolerability, and exploratory efficacy of SNK01 in patients with moderate to severe AD. This Phase 1 trial was not designed to support statistical significance testing. The initial, preliminary or interim data are subject to the risk that they will not ultimately be predictive of the safety and/or efficacy of the product candidate, and the clinical outcomes may differ as additional and long-term clinical data become available. These reports and images of the patient's experiences from the ongoing trial are not predictive of the final and overall clinical benefits and further extensive clinical testing and evaluation will be required for regulatory approval. 4 Disclaimers continued

Confidential Case Studies 5

Compassionate Use Case Study # 1
38 y.o. with *PSEN1* Mutation and Advanced Alzheimer's Treated with SNK01


MOLECULAR GENETICS REPORT:
Dementia Panel
POSITIVE in PSEN1

IMPRESSION:
Striking decreased parietal activity with moderate diffuse temporal, occipital and posterior fossa activity.

RESULTS AND INTERPRETATIONS: This patient is heterozygous in the *PSEN1* gene for a variant designated c.338T>A, which is predicted to result in the amino acid substitution p.Leu113Gln. This variant has been reported in a patients with Alzheimer's Disease (Finckh et al. 2005. PubMed ID: 15776278). A different amino acid change at the same position, c.338T>C (p.Leu113Pro), has previously been reported to be causative for frontotemporal dementia and early-onset Alzheimer's Disease (Raux et al. 2000. PubMed ID: 11094121). Together we classify the c.338T>A (p.Leu113Gln) variant as likely pathogenic.

Patient was independently seen and evaluated by Dr. Ming Guo (at UCLA Medical Center) before initiating SNK01 treatment.

Source: Medical records provided by patient's family

NKGEN BIOTECH

THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL. THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED.

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Confidential Compassionate Use Case Study #1 Baseline and After 3 Doses of SNK01 7 Prior to treatment, patient was unable to talk, get out of a wheelchair by himself, hold a pen, or feed himself. Baseline After 3 Doses • Daniel was able to eat noodles with chopsticks for the first time in many months. However, he used the chopsticks like a fork, but he was able to hold it firmly and go through the motions as if using chopsticks. • Daniel was able to shoot a basketball at the park, but he was still off balance. He wasn’t able to make a shot in the basket but still managed to hit the backboard (in the general area of the basket). • Daniel is still declining and no longer able to (1) feed himself independently (caregiver helps him eat since he can’t hold his spoon), (2) recognize when he has to urinate (constantly goes to the bathroom with little success), (3) speak more than a few words, (4) use his phone to call family or friends, (5) etc. Source: Log provided by patient’s family THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL.

Compassionate Use Case Study #1
After 3 Doses of SNK01

Video 1



10/13/20

- Video 1 shows the patient sitting at a table and slowly picking up a pair of chopsticks from the soup bowl in front of him, use the chopsticks to pick up noodles from the soup bowl, with some hesitancy, and feed himself the noodles.

Video 2



10/13/20

- Video 2 shows the patient in the passenger seat of a car reach over to unbuckle his seatbelt.
- After a few seconds of trying, he unbuckles the seatbelt and slowly swings his legs out of the car and steadies himself to get out of the seat.
- After two attempts to stand up, he stands up on his own and closes the car door behind him

Video 3



10/13/20

- Video 3 shows the patient on a basketball court pick up a basketball from the ground in front of him and bounce it to his brother.
- The brother hands the basketball back to the patient who unsteadily bounces the ball a few times until it comes to a stop on the ground in front of him.
- The patient then picks up the basketball from the ground, takes a few steps over to the basketball hoop behind him and throws the ball at the net; it does not go in.

Source: These videos are provided by the patient's family.

NKGEN BIOTECH

Please refer to the Appendix attached hereto for the audio transcript of Videos 1 to 3.

THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL.

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Compassionate Use Case Study #1
After 5 Doses of SNK01

"Hi Dr. Song, it was really nice catching up. Here are some messages I have of Daniel's Board and Care reporting falls due to balance issues, videos of Daniel having difficulty walking and wearing a helmet as the Board and Care required this after many falls, and then videos of **Daniel running after 2 months of additional treatments. At this point, the Board and Care no longer required Daniel to wear a helmet. Hope these help!"**

- Message from patient's family member

Video 4



1/5/21

Video 4 shows the patient hobbling unassisted down a sidewalk, with a helmet on his head

Video 5



Video 6



5/19/21

- Video 5 shows the patient in a park walking more steadily than he did in Video 4 on this slide.
- After a few seconds, he begins to jog unsteadily and then slows down again.

Video 6 shows the patient in the same park on the same day jogging for a few more seconds.

Source: These videos are provided by the patient's family.

NKGEN BIOTECH

Please refer to the Appendix attached hereto for the audio transcript of Videos 4 to 6.

THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL.

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Confidential Compassionate Use Case Study # 2 70 y.o. with Advanced Alzheimer's Treated with SNK01 After six treatments over the period of July 2020 to December 2020, the patient's family noticed improvements in the patient's overall cognitive function. 10 Video 7 Please refer to the Appendix attached hereto for the audio transcript of Video 7. THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL. Source: Patient test results, log report and video are provided by the patient’s family. Video 7 shows the patient and her husband in a doctor’s office and speaks into the camera.

Confidential Compassionate Use Case Study #2 After First Dose, Immediate Changes Observed, Even After a Two-Year Hiatus 11 Week 3 Week 5 Patient was granted single Compassionate Use IND approval by USFDA "By the way. Everyone sees a different Janice recently. Energy. Eye contact. General interaction. Can't wait for you to see. This morning I said each day of the week and she repeated each day after I said it. Sounds small but big from where we were for sure." - Patient's husband "For your listening pleasure. Sunday 2-19-23. Not sure if this is meaningful but thought you would appreciate it. No way does she even attempt this before 1-27-23 first treatment." - Patient's husband Video 8 Please refer to the Appendix attached hereto for the audio transcript of Video 8. Source: Messages, video, and photo provided by patient’s family THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL. Video 8 shows the patient seated and repeating the days of the week and numbers from 1 to 10 as prompted by her husband

Compassionate Use Case Study #2: Observations After 11 Weeks

Video 9



"This evening I went from our family room to kitchen to clean things up before heading upstairs. To my surprise **Janice got up and walked thru two rooms and arrived to my surprise in the kitchen.**

The video I just sent you was her taking a bread flat and **feeding herself** with it.

Do not want to overstate this happening but thought you both would like to see it

Small step forward."

- *Patient's husband*



Week 8
Patient is more energetic, alert and interactive

Week 9
Patient is able to feed herself after not having been able to do so in years

Video 9 shows the patient in a doctor's office. She is seen recognizing and hugging someone.

Video 10



Week 11
Patient can now hold her urine for longer periods. Patient is able to understand conversations better than before resuming treatment and speak some simple sentences.

Video 10 shows the patient seated and laughing.

Video 11



Week 15
(5/19/23)

Video 11 shows the patient walking on her own down a road. She then walks to a friend and walks together with that friend. As she is walking with the friend, she talks into the camera.

Source: messages, videos and photos provided by patient's family

NKGEN BIOTECH

THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL.

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Confidential Compassionate Use Case Study # 3 - 79 Y.O. Female With Advanced Alzheimer’s Treated with SNK01 Legend MMSE Score Stage ≤12 Severe Dementia 13-20 Moderate Dementia 20-25 Mild Dementia ≥25 No Cognitive Impairment THESE CASE STUDIES ARE ANECDOTAL AND UNCONTROLLED. LASTING OR LONG-TERM EFFECTS HAVE NOT BEEN STUDIED. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VERIFIED OR VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE CASE STUDIES MAY NOT BE PREDICTIVE OF CLINICAL TRIALS RESULTS AND CANNOT BE USED TO ESTABLISH SAFETY FOR REGULATORY APPROVAL. 13 Source: The images and the mini-mental state examination (MMSE) test scores and images are provided by patient’s doctor.

Confidential 14 Phase I Clinical Trial Patient #15 85 Y.O. with Alzheimer's Disease Treated with SNK01 SNK01-MX04 Clinical trial, NCT04678453 "Subject 015. His walk was slower, and he couldn't dance and coordinate at the same time since a long time ago. See attached." •Email message from Study Coordinator for MX04, Mexico on June 12, 2023 Video 12 THIS PHASE 1 TRIAL WAS NOT DESIGNED TO SUPPORT STATISTICAL SIGNIFICANCE TESTING. THE INITIAL, PRELIMINARY OR INTERIM DATA ARE SUBJECT TO THE RISK THAT THEY WILL NOT ULTIMATELY BE PREDICTIVE OF THE SAFETY AND/OR EFFICACY OF THE PRODUCT CANDIDATE, AND THE CLINICAL OUTCOMES MAY DIFFER AS ADDITIONAL AND LONG-TERM CLINICAL DATA BECOME AVAILABLE. THESE REPORTS AND IMAGES OF PATIENT'S EXPERIENCES FROM THE ONGOING TRIAL ARE NOT PREDICTIVE OF THE FINAL AND OVERALL CLINICAL BENEFITS AND FURTHER EXTENSIVE CLINICAL TESTING AND EVALUATION WILL BE REQUIRED FOR REGULATORY APPROVAL. Video 12 shows the patient dancing, unassisted, in a small circle in front of a television set. This patient received the highest dose in our Phase I trial. Previously, the patient was very unsteady with his walking, but the family sent us this video of him after four doses.

Confidential Thank you

Confidential Appendix

Confidential 17 Transcript of the Videos VIDEO 1 - 10/13/20 - far left [3:25 minutes] eating with chopsticks Brother: Daniel, how’s the food? Patient: Good. Brother: What are you eating? Patient: Pho. Brother: Do you like it? Patient: Yeah. Brother: Awesome. Brother: Want to try eating by yourself? Patient: Yeah. Brother: Do you remember how to use a chopstick? Patient: Yeah. Brother: OK. Well, let’s see. Patient: You too. Brother: Yeah, I’ll eat too Daniel. Patient: No. Brother: Are you saying no to the dog? Patient: No, … (inaudible) Brother: What are you saying to me? Patient: You eat. Brother: Oh, I eat. Patient: Yeah. Brother: Ok, Yeah, I’m gonna eat too. Let’s see how you use a chopstick.

Confidential 18 Transcript of the Videos VIDEO 1 continued Patient: OK. Brother: You did pretty good the first time. Patient: Yeah. Brother: Wow Daniel, thanks impressive. You haven’t used chopsticks in a long time. That’s amazing. Patient: (laughs) Brother: Wow. Patient: …(inaudible) Brother: The what? Patient: the yolk is very …(inaudible) Brother: The yolk? Patient: Yeah. Brother: Oh, you know that’s a yolk? Patient: Yeah. Brother: Yeah, there is an egg in there. Patient: Yeah. Brother: Oh, you like it? Patient: Yeah. Brother: Oh wow. What type of Pho are you eating? Patient: Uh, meat. Brother: What type of meat? Patient: Um, rare… Brother: beef? Patient: Yeah.

Confidential 19 Transcript of the Videos VIDEO 1 continued Brother: No, you are eating this. What is this? Patient: Chicken Brother: Yeah, you are eating chicken Pho. Patient: (laughs) Brother: Wow, Daniel. Can you pick up the yolk? Patient: Yeah. Brother: Ok, try picking it up. That was close. Patient: Yeah. Brother: Ah, just eat your noodles. OK, I am going to eat too now. VIDEO 2 - 10/13/20 video – middle [1:05 minutes] – getting out of car Brother: OK, Daniel, let’s go. You have to unbuckle your seatbelt. Brother: Alright Daniel. Don’t forget. You have to do what? What do you have to do? Brother: There you go. Nice. Alright, let’s go to the bathroom. Brother: Where are we right now? Where are we? Brother: We are at Starbucks, we just ate. Patient: Um hmm. Brother: OK, let’s go.

Confidential 20 Transcript of the Videos VIDEO 3 - 10/13/20 video – far right [1:00 minute] – shooting basketball Brother: Daniel, try dribbling the ball. Try dribbling it. Brother: No, no. Don’t pass it to me, dribble the ball. Dribble. Patient: (laughs) Brother: There you go, nice, nice. Now pick up the ball and go shoot it. Yeah, pick up the ball and go shoot it. Where is the hoop? The hoops behind you. Patient: Yeah Brother: Alright Daniel, go shoot. Try to make it in. Brother: Nice. That was close, Daniel. Try again. You almost made it. Brother: That was close. Try one more. Brother: Try one more, yeah, step back, step back. There you go, try and make it now. Brother: (laughs) that was ok, good try. VIDEO 4 - 1/5/21 video - far left [14 seconds] Waking with Helmet [Sound of wind and walking] VIDEO 5 - 5/19/21 video – middle [49.21 seconds] exercising Brother: You working out? Patient: Yeah Brother: Were you doing some squats earlier? Patient: Yeah Brother: That’s good! That’s great Daniel. Brother: Oh wow you running? Wow! Brother: Hey Daniel come over this way. You exercising? Patient: Yeah Brother: That’s great! Brother: Oh wow you trying to run?

Confidential 21 Transcript of the Videos VIDEO 6 - 5/19/21 video – right [00:57.51 minutes] exercising Brother: Ok, so Daniel is going back and running again. He’s nonstop running. This is crazy. Brother: I haven’t seen Daniel run in so many month. He’s trying to get his legs to move. But… it’s kinda getting there but now you see him stopping. Brother: Hey Daniel come over this way! Hey Daniel come this way. Brother: It’s like his mind is telling him to run and then he slowly processes and then he figures it out. Pretty crazy. VIDEO 7 – Discussion with patient’s husband [00:41.27] Dr. Song: Can you describe, really what happened during the first experience with us? Patient’s husband: The first 6 treatments? Dr. Song: Yeah. Patient’s husband: We saw a significant benefit in her cognitive abilities on a personal test, it went from a score of 8 to 32 and then we did two other tests after those visits, the score remained high for 6 months but was declining and continued to decline when we stopped. We then did some testing before this week, and today and we saw a score of six or seven and we're looking forward to testing. VIDEO 8 - Week 3 video – [1:07 minutes] repeating words said by Janice’s husband Husband: Repeat, Monday. Say Monday Patient: Monday Husband: Tuesday Patient: Tuesday Husband: Wednesday Patient: I don’t know… Husband: Say Wednesday, try it, Wednesday. Say Wednesday Patient: Wednesday Husband: Thursday. Thursday. Say it.

Confidential 22 Transcript of the Videos VIDEO 8 continued Patient: -ay Husband: Say Thursday. Thursday Patient: Too Husband: Friday Patient: Friday too Husband: Saturday Patient: Hmm? Husband: Say Saturday Patient: Yeah Husband: Saturday Patient: ya too too Husband: Sunday Patient: Yeah Husband: Say Sunday Patient: Yeah Husband: Say Sunday Patient: Yeah Husband: Say it Patient: Yeah Husband: Sunday Patient: too too

Confidential 23 Transcript of the Videos VIDEO 8 continued Husband: One, say one Patient: One Husband: Two Patient: Two too Husband: Three Patient: *laughs* Husband: Four. Say four Patient: Four Husband: Five. Say five Patient: Five Husband: Six, Six Patient: Six Husband: Seven Patient: Too much wha… Husband: No, say seven Patient: *laughs* Husband: Say seven. Seven Patient: Yeah Husband: Say it. Seven Patient: Yeah [mumble]

Confidential 24 Transcript of the Videos VIDEO 8 continued Husband: Eight. Patient: Yeah Husband: Say eight Patient: Eight Husband: Eight Patient: Eight Husband: Nine Patient: Eight Husband: Nine. Now say nine. Nine Patient: Nine Husband: Ten Patient: Ten Husband: Good Patient: Thank you VIDEO 9 - Week 8 video - far left [5 seconds] More energetic, alert and interactive Paul Song: …Give you a hug Female Voice in background: Give you the hug… Oh nice… Beautiful Patient: Oh so… VIDEO 10 Patient: Smiling (inaudible)

Confidential 25 Transcript of the Videos VIDEO 11 Husband: Janice? Go ahead, go to the car Patient: What? I’m getting. I’m get the…(inaudible)… go take me there. Companion: Um huh. You’re walking by self, oh my goodness. Yes, yes, you’re walking by yourself. Oh my gosh. Patient: See? (laughs). She likes me. Every time she said, said, said, that’s my…